VARIABLE INSURANCE FUNDS

Choice VIT Market Neutral Fund

Supplement dated March 9, 2005

to the Prospectus and Statement of Additional Information dated May 1, 2004

The Board of Trustees of Variable Insurance Funds (the "Trust") has approved a Plan of Liquidation and Dissolution with respect to the Choice VIT Market Neutral Fund (the "Fund"), whereby the Fund will cease its investment operations, liquidate its assets and make a final distribution to its shareholders of record. Under the Plan of Liquidation and Dissolution, the Fund will promptly wind up its business and affairs. The date of liquidation for the Fund currently is anticipated to be approximately 60 days after the date of this supplement, or such earlier date as may be practicable (the "Liquidation Date").

The Fund may continue to accept orders to purchase shares of the Fund (including reinvestments of dividends), although the Fund reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. However, insurance companies for whose separate accounts the Fund serves as an investment option may limit or prohibit continued investments in the Fund by new or existing investors. Investors may continue to redeem shares of the Fund through the separate accounts.

On or before the Liquidation Date, all portfolio securities of the Fund will be converted to cash or cash equivalents. As soon as possible after the Liquidation Date, and in any event within 30 days thereafter, the Fund will send to shareholders of record on the Liquidation Date a liquidating distribution, which may be in cash or cash equivalents equal to each record shareholder's proportionate interest of the net assets of the Fund, and information concerning the sources of the liquidating distribution.

Investors should retain this supplement for future reference.